Exhibit 99(a)

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report of PACCAR Inc’s Savings Investment Plan (the “Plan”) on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark C. Pigott, Chairman and Chief Executive Officer of PACCAR Inc, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that to the best of my knowledge and belief:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Mark C. Pigott
Mark C. Pigott
Chairman and
Chief Executive Officer
PACCAR Inc

June 17, 2003

A signed original of this written statement required by Section 906 has been provided to PACCAR Inc and will be retained by PACCAR Inc and furnished to the Securities and Exchange Commission or its staff upon request.